Exhibit 31.3

CERTIFICATION PURSUANT TO 17 CFR 240.13a-14(a)

PROMULGATED UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mikel H. Williams, certify that:

1. I have reviewed this amendment to the annual report on Form 10-K/A for the fiscal year ended December 31, 2011 of DDi Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ MIKEL H. WILLIAMS
Mikel H. Williams President and Chief Executive Officer

Date: April 25, 2012